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                             INTERCREDITOR AGREEMENT


      THIS INTERCREDITOR AGREEMENT is entered into as of the 29th day of March, 2001 (this "Agreement"), by and between DEAN BLECHMAN and ROSS BLECHMAN (collectively, the "Blechmans"), and THE CIT GROUP/ BUSINESS CREDIT, INC. ("Lender").

                                 R E C I T A L S

      A. Twin Laboratories Inc., a Utah corporation ("TLI"), Advanced Research Press, Inc., a New York corporation ("ARP"), Changes International, Inc., a Florida corporation ("CII"), PR Nutrition, Inc., a California corporation ("PR Nutrition"), Health Factors International, Inc., a Delaware corporation ("HFI") and Bronson Laboratories, Inc., a Delaware corporation ("Bronson", and individually a "Debtor" and collectively with TLI, ARP, CII, PR Nutrition and HFI, the "Debtors") and Blechmans are parties to a Reimbursement and Security Agreement, entered into or to be entered into on or about the date hereof (as amended, supplemented or otherwise modified from time to time, and to which Twinlab Corporation may be a party, the "Blechmans Security Agreement") pursuant to which Debtors have granted or will grant a security interest to the Blechmans to secure payment and performance of the obligations of Debtors under the Blechmans Security Agreement.

      B. In addition, concurrently with the execution of this Agreement, Lender is providing to Debtors a senior, secured credit facility pursuant to the Financing Agreement dated of even date herewith (the "Loan Agreement") among Lender, as Agent thereunder, and Debtors.

      C. Lender and Blechmans are each unwilling to enter into their respective transactions with Debtors unless the other enters into this Agreement.

                                A G R E E M E N T

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1. Definitions. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following respective meanings (such meanings to be equally applicable to the singular and the plural forms thereof):

                  "Affiliate" shall mean, with respect to any specified Person,
(i) any other Person that, directly or indirectly, owns or controls, or has the right to acquire, five percent (5%) or more of the Capital Stock of such specified Person, or (ii) any other Person that, directly or indirectly, controls, is controlled by, is under direct or indirect common control with, such specified Person or any Affiliate of such specified Person.


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                  "Blechmans Indebtedness" shall mean all indebtedness,
liabilities and other obligations of Debtors now existing or hereafter arising under the Blechmans Documents.

                  "Blechmans Default" shall mean an "Event of Default" as defined in the Blechmans Security Agreement.

                  "Blechmans Documents" shall mean the Blechmans Security Agreement and such other documents, agreements and instruments as are executed and delivered in connection with the foregoing.

                  "Collateral" shall mean all assets and property of Debtors or any of its or their Subsidiaries, whether real or personal, tangible or intangible, now existing or hereafter acquired, that is or may at any time be or become subject to a Lien in favor of Lender to secure the Lender Indebtedness.

                  "Insolvency Proceeding" shall mean any liquidation, bankruptcy, receivership, assignment for the benefit of creditors, or any other judicial, equitable, or administrative action or proceeding commenced by or against any Person or any of its assets or property under federal or state law and involving the adjustment, restructuring, or liquidation of any or all of the assets, obligations, business, or property of such Person.

                  "Lender Documents" shall mean the Loan Agreement and the Loan Documents as defined under the Loan Agreement (other than Loan Documents to which the Blechmans are parties).

                  "Lender Default" shall mean an "Event of Default" as defined in the Loan Agreement.

                  "Lender Indebtedness" shall mean all indebtedness, liabilities and other obligations of Debtors and any Lender Loan Guarantor, now existing or hereafter arising under the Loan Agreement and the other Lender Documents, as each may from time to time be amended, supplemented, extended, renewed, modified or restated in accordance with the terms of this Agreement, whether for principal, premium, interest, fees, expenses, indemnities or otherwise.

                  "Lender Loan Guarantor" shall mean any Person which has guaranteed the Lender Indebtedness (other than the Blechmans or either of them).

                  "Lien" means, with respect to any assets or property, any security deed, mortgage, deed to secure debt, deed of trust, lien, pledge, assignment, charge, security interest, title retention agreement, negative pledge, levy, execution, seizure, attachment, garnishment, or other encumbrance of any kind in respect of such property, whether or not choate, vested, or perfected.

                  "Person" shall mean any individual, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, limited liability


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partnership, or governmental (whether federal, state, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof) or other entity.

                  "Proceeds" shall mean any cash, securities, or other property received upon the sale, transfer, lease or other disposition or collection of any of the Collateral, whether pursuant to foreclosure, voluntary disposition, sale or other disposition or collection in the ordinary course of business, or otherwise.

                  "Senior Indebtedness" shall mean the Blechmans Indebtedness, the Lender Indebtedness or both, as applicable.

                  "Senior Lender" shall mean Blechmans, Lender or both, as applicable.

                  "Senior Loan Documents" shall mean the Blechmans Documents or the Lender Documents, as applicable.

            2. No Subordination of Indebtedness. The Lender Indebtedness and the Blechmans Indebtedness shall rank pari passu in right to payment with one another and neither shall be subordinate in right of payment to the other; provided, however, in no event shall such pari passu right to payment affect the priority of Lender as against Blechmans with respect to the Collateral and the Proceeds, and enforcement of rights with respect thereto, as hereinafter set forth.

            3. Priority of Security Interests and of Rights to Proceeds; Release of Liens; Insurance Proceeds.

                  (a) Notwithstanding the timing, order or manner of the grant or perfection of any of their respective Liens, the Liens now or hereafter held by Lender in any Collateral and Proceeds to secure the Lender Indebtedness shall be senior and prior to any Liens now or hereafter held by or for the benefit of Blechmans in or to any of the Collateral and Proceeds. The priorities set forth in this Agreement shall be effective notwithstanding anything to the contrary contained in the Lender Documents, the Blechmans Documents, or any plan of reorganization or similar document filed by or on behalf of any Debtor or any Affiliate of any Debtor under any Insolvency Proceeding of any Debtor, including any prior perfection of a Lien under the provisions of the Uniform Commercial Code or any other applicable laws of any jurisdiction, or the existence of any present or future filing of financing statements under the Uniform Commercial Code or other applicable laws of any jurisdiction in which such filing has been made, or any other recordation or filing of any document.

                  (b) In connection with: (i) any sale or other disposition of assets other than all or a substantial portion of the assets of a Debtor (collectively, a "Non-Material Asset Sale"); or (ii) the sale or other disposition of all or a substantial portion of the assets of a Debtor (a "Material Asset Sale") occurring after the declaration by Lender of a Lender Default and during the continuance thereof, then, if Lender releases any of its Liens on any part of the Collateral in connection with any such sale or other disposition, Blechmans agree that they shall unconditionally and simultaneously release their liens thereon and Blechmans shall execute and


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deliver to Lender or the Debtors, as applicable, such termination statements, releases and other documents as Lender or the Debtors may reasonably request to effectuate such release.

                  (c) Unless and until the Lender Indebtedness is paid in full, in cash, Lender shall have the sole and exclusive right, subject to the rights of the Debtors under the Lender Documents, to adjust settlement of claims under any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Collateral, and all payments of claims and awards are Proceeds hereunder.

            4. No Enforcement of Liens. Unless and until the Lender Indebtedness shall have been paid in full, in cash, Blechmans shall have no right to enforce any Liens in, foreclose, levy or execute upon, or attach any Collateral, whether by private or judicial action or otherwise.

            5. Consent to Liens. Lender hereby consents to the grant or creation of Liens on the Collateral and any other assets of Debtors in favor of Blechmans under the Blechmans Documents and agrees that the grant, perfection, maintenance or existence of such Liens does not and shall not constitute a Lender Default. In addition, Blechmans hereby consent to the grant or creation of Liens on the Collateral in favor of Lender under the Lender Documents, and agree that the grant or existence of such Liens does not and shall not constitute a Blechmans Default.

            6.    Amendment of Documents.

                  (a) The Lender Documents may be amended in any respect without the prior consent of Blechmans.

                  (b) The Blechmans Documents shall not be amended without the prior written consent of Lender.

            7. Senior Indebtedness Owed Only to Senior Lenders. Each Senior Lender represents and warrants that it has not previously assigned any interest in its Senior Indebtedness or Senior Loan Documents, that no other Person owns an interest in any of such Senior Indebtedness or Senior Loan Documents (whether as joint holders, participants or otherwise), and that such entire Senior Indebtedness is owing only to such Senior Lender.

            8. Reinstatement. The provisions of this Agreement shall continue to be effective or be reinstated, and the Lender Indebtedness shall not be deemed to be paid in full, in cash, as the case may be, if at any time any payment of Lender Indebtedness is rescinded or avoided, or must otherwise be returned by Lender pursuant to any Insolvency Proceeding or otherwise, all as though such payment had not been made.

            9. Nonimpairment. No right of either party enforce the provisions hereof shall at any time in any way be prejudiced or impaired by any act or failure to act by the other party or Debtors or any guarantor, or any noncompliance by Debtors or by the other Person with the terms and provisions and covenants herein contained, regardless of any knowledge thereof that the party may have or with which the party may otherwise be charged.


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            10.   Additional Remedies. If either party violates any of the terms of this Agreement, in addition to any remedies in law, at equity or otherwise, the other party may restrain such violation in any court of law or equity and may interpose this Agreement as a defense in any action by the violating party.

            11.   Certain Waivers.

                  (a) All Senior Indebtedness shall be deemed to have been made or incurred in reliance upon the terms and other provisions of this Agreement. Each Senior Lender waives all notice of the acceptance by the other Senior Lender of the provisions of this Agreement and agrees that the other Senior Lender has made no representations or warranties with respect to the legality, validity, enforceability, collectability or perfection of any Senior Indebtedness or any liens held by it in connection therewith.

                  (b) Each Senior Lender shall be entitled to manage and supervise its loans or other financial accommodations to Debtors in accordance with applicable laws and its normal business practices, modified from time to time as it deems appropriate under the circumstances, without regard to the existence of any rights that the other Senior Lender may now or hereafter have in or to any Collateral, except that each Senior Lender shall comply with the terms of this Agreement.

                  (c) No Senior Lender shall have any liability to the other Senior Lender as a result of any and all lawful actions not in breach of this Agreement that such Senior Lender takes or omits to take (including actions with respect to the creation, perfection or continuation of its liens, actions with respect to the occurrence of a default or event of default under its Senior Loan Documents, actions with respect to the foreclosure, sale, release or failure to realize upon, any Collateral. Without limiting the generality of the foregoing, Blechmans waive any otherwise valid legal or equitable right (i) to require Lender to marshal any portion of the Collateral or otherwise to seek satisfaction from any particular property of a Debtor or from any other Person,
(ii) to oppose any motion or application by Lender or a Debtor to allow use of cash collateral, provide adequate protection of Lender's interest in the Collateral, or grant relief from automatic stay to permit Lender to enforce its rights and remedies with respect to the Collateral, or (iii) otherwise to prohibit, delay, control, or limit in any manner the sale or other disposition by Lender of any portion of the Collateral.

            12. Other Waivers. No waiver shall be deemed to be made by Lender or Blechmans of any of their respective rights hereunder unless it is in writing signed by the waiving party. Each such waiver shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the waiving party or the obligations of the other party to the waiving party in any other respect at any other time.

            13. Information Concerning Financial Condition. Except as otherwise expressly provided for in this Agreement, each Senior Lender acknowledges that the other Senior Lender has no obligation to keep it informed of the financial condition of Debtors or of other circumstances bearing upon the risk of nonpayment of the Lender Indebtedness or Blechmans


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Indebtedness. Each of Lender and Blechmans hereby agree that the other shall have no duty to advise it of information known to it regarding such condition or any such circumstances. In the event Lender or Blechmans (the "providing party"), in its sole discretion, undertakes, at any time or from time to time, to provide any such information to the other (the "receiving party"), the providing party shall be under no obligation to (a) provide any such information to the receiving party on any subsequent occasion, (b) undertake any investigation not a part of its regular business routine, or (c) disclose any information that, pursuant to its commercial finance practices, the providing party wishes to maintain as confidential.

            14.   Third-Party Beneficiaries; Termination.

                  (a) This Agreement is solely for the benefit of Lender, Blechmans and their respective successors and permitted assigns, and no Debtor or any other Person is intended to be a third-party beneficiary hereunder or to have any right, benefit, priority or interest under, or because of the existence of, or to have any right to enforce, this Agreement. This Agreement is intended solely for the purpose of defining the relative rights of Lender and Blechmans and is not intended to or will impair, as between any Debtor, any Lender Loan Guarantor and their respective creditors other than Lender and Blechmans, the respective obligations, which are absolute and unconditional, of Debtors, the Lender Loan Guarantors to Lender or Blechmans.

                  (b) Lender and Blechmans shall have the right to modify or terminate this Agreement at any time without notice to or approval of Debtor or any other Person upon the written consent of Blechmans and Lender. In addition, Blechmans may terminate this Agreement upon the full payment and satisfaction of the Lender Indebtedness and termination of the Lender Documents.

            15.   Notices.

                  (a) Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) business days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopier or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this section), (c) one business day after deposit with a reputable overnight courier with all charges prepaid, or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number as follows:

                        If to Blechmans, to:

                        c/o Twinlab Corporation


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                        150 Motor Parkway
                        Hauppauge, NY  11778
                        Telephone:  (631) 647-3140
                        Telecopier: (631) 630-3474

                  If to Lender, to:

                        The CIT Group/Business Credit, Inc.
                        300 S. Grand Avenue, 3rd Floor
                        Los Angeles, CA  90071
                        Attention:  Regional Manager
                        Telephone:  (213) 613-2505
                        Telecopier: (213) 613-2501


The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

            16. Costs and Attorneys' Fees. If any action, suit or proceeding is commenced by or between any of the parties in connection with this Agreement, the prevailing party shall be entitled to recover from the other any costs, expenses or attorneys' fees incurred in connection therewith.

            17. Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties and their respective successors and assigns (including, in the case of any Insolvency Proceeding, any receiver, assignee for the benefit of creditors, trustee or debtor in possession on behalf of such Person), except as otherwise provided herein. This Agreement is freely assignable at any time by Lender or Blechmans, provided that any such assignment is in conjunction with the assignment or refinancing in whole or in part of the Lender Indebtedness or Blechmans Indebtedness, as the case may be, and that such assignment is subject to the terms of this Agreement.

            18. Integrated Agreement. This Agreement sets forth the entire understanding of the parties with respect to the matters set forth herein and may not be modified or amended except in a writing signed by all parties.

            19. Interpretation. The captions in this Agreement are for convenience of reference only, do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Agreement. All section, preamble, recital, exhibit, schedule, disclosure schedule, annex, clause and party references are to this Agreement unless otherwise stated. No party, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party.

            20. Authority. Each of the signatories hereto certifies that such party has all necessary authority to execute this Agreement.


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            21.   Counterparts. This Agreement may be executed in two or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

            22. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

            23. WAIVER OF JURY TRIAL. EACH OF THE BLECHMANS AND LENDER WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS AGREEMENT OR ANY ACTION OR ACTIONS ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

            24. Indemnity Regarding Preferences. Each of the Blechmans hereby indemnifies the Lender and holds the Lender harmless from any and all costs, expenses, claims, liabilities, expenses or otherwise, incurred or imposed on the Lender by reason of a preferential transfer claim against Lender in any Insolvency Proceeding of any Debtor based upon the junior secured creditor status of the Blechmans vis a vis that Debtor, absent the Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. The foregoing indemnification shall survive termination of this Agreement until such time as the Lender Indebtedness has been finally and indefeasibly paid in full, in cash.

            IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.


[BLECHMANS SIGNATURES TO BE NOTARIZED]

"BLECHMANS"

____________________________
DEAN BLECHMAN


____________________________
ROSS BLECHMAN


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"LENDER"

THE CIT GROUP/ BUSINESS CREDIT, INC.

By:_______________________________________

Title:____________________________________


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                                 ACKNOWLEDGMENT

            Each of the undersigned hereby acknowledges and consents to the foregoing Intercreditor Agreement and agrees to cooperate with the parties thereto to insure enforcement of the priorities and other provisions specified therein.

Dated as of March 29, 2001

"DEBTORS"

TWIN LABORATORIES INC.,
a Utah corporation

By: __________________________
Title:

ADVANCED RESEARCH PRESS, INC.,
a New York corporation

By: __________________________
Title:

CHANGES INTERNATIONAL, INC.,
a Florida corporation

By:_________________________
Title:

PR NUTRITION, INC.,
a California corporation

By:_________________________
Title:

HEALTH FACTORS INTERNATIONAL, INC.,
a Delaware corporation

By:_________________________
Title:

BRONSON LABORATORIES, INC.,
a Delaware corporation

By:_________________________
Title:


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